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AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON NOVEMBER 1, 2000
                                                            FILE NO.:   -
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): NOVEMBER 1, 2000


                          JLK DIRECT DISTRIBUTION INC.
             (Exact name of registrant as specified in its charter)

                         COMMISSION FILE NUMBER 1-13059

         PENNSYLVANIA                                  23-2896928
 (State or other jurisdiction            (I.R.S. Employer Identification No.)
       of incorporation)



                               1600 TECHNOLOGY WAY
                                  P.O. BOX 231
                        LATROBE, PENNSYLVANIA 15650-0231
              (Address of registrant's principal executive offices)


       Registrant's telephone number, including area code: (724) 539-5000



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ITEM 5.  OTHER EVENTS

On November 1, 2000, JLK Direct Distribution Inc., an 83 percent owned subsidiary of Kennametal Inc., issued the following press release:

                     JLK DIRECT DISTRIBUTION INC. ANNOUNCES
                            EXTENSION OF TENDER OFFER

Latrobe, Pa. - November 1, 2000 - JLK Direct Distribution Inc. (NYSE:JLK) announced that the expiration date of its pending tender offer for all of the outstanding shares of its Class A Common Stock for $8.75 per share has been extended until November 15, 2000. The offer was to have expired at 12:00 midnight on October 31, 2000. JLK intends to distribute to its shareowners a Supplement to its Offer to Purchase containing supplemental disclosures which, among other matters, will be provided to comply with comments received from the staff of the Securities and Exchange Commission.

The offer is currently scheduled to expire at 12:00 midnight on November 15, 2000. As of the close of business on October 31, 2000, there were 4,288,410 shares of JLK Class A Common Stock issued and outstanding, of which approximately 4,028,526 have been tendered in the offer and not withdrawn, according to the most recent report from the depositary for the tender offer. JLK reserves the right to further extend the offer and if it extends the offer again, a public announcement will be made no later than 9:00 a.m. on November 16, 2000. The Supplement to the Offer to Purchase is expected to be mailed to JLK shareowners on or before November 7, 2000. JLK shareowners that have already tendered their shares pursuant to the Offer to Purchase dated October 3, 2000 will not be required to re-tender their shares unless they elect to rescind their original tender. Shareowners that tender pursuant to the Offer to Purchase have the right to rescind their tender and withdraw their shares at any time prior to acceptance of shares for payment in the tender by JLK.

ChaseMellon Shareholder Services, L.L.C. is acting as the Information Agent for the tender offer and may be reached at (888) 634-6468.

Copies of the tender offer statement already filed, and the Supplement when it is filed, with the SEC may be obtained for free at the SEC's website at www.sec.gov. Copies of these documents may also be obtained free of charge from the Information Agent.


                                     - End -
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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 1, 2000

                                          JLK DIRECT DISTRIBUTION INC.



                                          By: /s/ S. B. DUZY, JR.
                                             ----------------------------------
                                          Name:  S. B. Duzy, Jr.
                                          Title: Acting Chief Operating Officer